FOURTH QUARTER 2017
Supplemental Information

Investor and Media Contact
American Assets Trust, Inc.
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,323,551	729,310	1,455 (1)	—	—

San Francisco	35,156	516,985	—	—	—

Oahu	549,308	—	—	96,707	369

Monterey	673,572	—	—	—	—

San Antonio	588,970	—	—	—	—

Portland	44,153	942,382	657	—	—

Seattle	—	495,800	—	—	—

Total	3,214,710	2,684,477	2,112	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.2	million	54%
	Office	2.7	million	46%
Data is as of December 31, 2017.	Totals	5.9	million
(1) Includes 122 RV spaces.

Fourth Quarter 2017 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Fourth Quarter 2017 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Fourth Quarter 2017 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	December 31, 2017	December 31, 2016

ASSETS
Real estate, at cost
Operating real estate	$2,536,474	$2,241,061
Construction in progress	68,272	50,498
Held for development	9,392	9,447
	2,614,138	2,301,006
Accumulated depreciation	(537,431)	(469,460)
Net real estate	2,076,707	1,831,546
Cash and cash equivalents	82,610	44,801
Restricted cash	9,344	9,950
Accounts receivable, net	9,869	9,330
Deferred rent receivable, net	38,973	38,452
Other assets, net	42,361	52,854
TOTAL ASSETS	$2,259,864	$1,986,933
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable, net	$279,550	$445,180
Unsecured notes payable, net	1,045,470	596,350
Unsecured line of credit	—	20,000
Accounts payable and accrued expenses	38,069	32,401
Security deposits payable	6,570	6,114
Other liabilities and deferred credits, net	46,061	48,337
Total liabilities	1,415,720	1,148,382
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 47,204,588 and 45,732,109 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	473	457
Additional paid in capital	919,066	874,597
Accumulated dividends in excess of net income	(97,280)	(77,296)
Accumulated other comprehensive income	11,451	11,798
Total American Assets Trust, Inc. stockholders' equity	833,710	809,556
Noncontrolling interests	10,434	28,995
Total equity	844,144	838,551
TOTAL LIABILITIES AND EQUITY	$2,259,864	$1,986,933

Fourth Quarter 2017 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
REVENUE:
Rental income	$77,703	$72,180	$298,803	$279,498
Other property income	4,043	4,382	16,180	15,590
Total revenue	81,746	76,562	314,983	295,088
EXPENSES:
Rental expenses	23,129	20,919	84,006	79,553
Real estate taxes	8,696	7,932	32,671	28,378
General and administrative	6,211	4,441	21,382	17,897
Depreciation and amortization	19,918	18,160	83,278	71,319
Total operating expenses	57,954	51,452	221,337	197,147
OPERATING INCOME	23,792	25,110	93,646	97,941
Interest expense	(13,992)	(12,788)	(53,848)	(51,936)
Other (expense) income, net	(69)	86	334	(368)
NET INCOME	9,731	12,408	40,132	45,637
Net income attributable to restricted shares	(60)	(61)	(241)	(189)
Net income attributable to unitholders in the Operating Partnership	(2,594)	(3,486)	(10,814)	(12,863)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$7,077	$8,861	$29,077	$32,585

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.15	$0.19	$0.62	$0.72
Weighted average shares of common stock outstanding - basic	46,908,745	45,480,870	46,715,520	45,332,471
Diluted income attributable to common stockholders per share	$0.15	$0.19	$0.62	$0.72
Weighted average shares of common stock outstanding - diluted	64,103,725	63,369,692	64,087,250	63,228,159

Fourth Quarter 2017 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Funds from Operations (FFO) (1)
Net income	$9,731	$12,408	$40,132	$45,637
Depreciation and amortization of real estate assets	19,918	18,160	83,278	71,319
FFO, as defined by NAREIT	29,649	30,568	123,410	116,956
Less: Nonforfeitable dividends on incentive stock awards	(59)	(59)	(236)	(183)
FFO attributable to common stock and common units	$29,590	$30,509	$123,174	$116,773

FFO per diluted share/unit	$0.46	$0.48	$1.92	$1.85

Weighted average number of common shares and common units, diluted (2)	64,106,314	63,372,367	64,089,921	63,230,829

Funds Available for Distribution (FAD) (1)	$20,742	$20,421	$90,450	$86,269

Dividends
Dividends declared and paid	$17,365	$16,541	$67,537	$64,077
Dividends declared and paid per share/unit	$0.27	$0.26	$1.05	$1.01

Fourth Quarter 2017 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Funds Available for Distribution (FAD) (1)
FFO	$29,649	$30,568	$123,410	$116,956
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(12,097)	(10,494)	(39,054)	(35,057)
Net effect of straight-line rents (3)	760	(46)	879	552
Amortization of net above (below) market rents (4)	(760)	(919)	(3,305)	(3,471)
Net effect of other lease assets (5)	(2)	(307)	963	585
Amortization of debt issuance costs and debt fair value adjustment	433	1,119	3,058	4,473
Non-cash compensation expense	2,818	559	4,735	2,414
Nonforfeitable dividends on incentive stock awards	(59)	(59)	(236)	(183)
FAD	$20,742	$20,421	$90,450	$86,269

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$6,976	$5,779	$21,600	$17,618
Maintenance capital expenditures	5,121	4,715	17,454	17,439
	$12,097	$10,494	$39,054	$35,057

Notes:

(1)	See Glossary of Terms.

(2)
For the three months and year ended December 31, 2017 and 2016, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue and straight-line rent expense for our leases at the Annex at the Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2017 Supplemental Information	Page 8

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended December 31, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$26,421	$26,692	$8,109	$15,169	$76,391
Non-same store portfolio (1)	1,255	—	4,100	—	5,355
Total	27,676	26,692	12,209	15,169	81,746
Real estate expenses
Same-store portfolio	7,614	9,397	3,543	8,996	29,550
Non-same store portfolio (1)	491	3	1,781	—	2,275
Total	8,105	9,400	5,324	8,996	31,825
Net Operating Income (NOI), GAAP basis
Same-store portfolio	18,807	17,295	4,566	6,173	46,841
Non-same store portfolio (1)	764	(3)	2,319	—	3,080
Total	$19,571	$17,292	$6,885	$6,173	$49,921
Same-store portfolio NOI, GAAP basis	$18,807	$17,295	$4,566	$6,173	$46,841
Net effect of straight-line rents (2)	120	(121)	(54)	(103)	(158)
Amortization of net above (below) market rents (3)	(286)	(421)	—	(30)	(737)
Net effect of other lease intangibles (4)	6	(8)	—	—	(2)
Same-store portfolio NOI, cash basis	$18,647	$16,745	$4,512	$6,040	$45,944

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2017 and 2016. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles and straight-line rent expense for our leases at the Annex at The Landmark at One Market.

Fourth Quarter 2017 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI) (CONTINUED)

(Amounts in thousands)	Year Ended December 31, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$100,776	$88,122	$20,072	$61,788	$270,758
Non-same store portfolio (1)	3,192	17,572	23,461	—	44,225
Total	103,968	105,694	43,533	61,788	314,983
Real estate expenses
Same-store portfolio	27,504	27,354	6,932	37,135	98,925
Non-same store portfolio (1)	1,020	5,766	10,966	—	17,752
Total	28,524	33,120	17,898	37,135	116,677
Net Operating Income (NOI), GAAP basis
Same-store portfolio	73,272	60,768	13,140	24,653	171,833
Non-same store portfolio (1)	2,172	11,806	12,495	—	26,473
Total	$75,444	$72,574	$25,635	$24,653	$198,306
Same-store portfolio NOI, GAAP basis	$73,272	$60,768	$13,140	$24,653	$171,833
Net effect of straight-line rents (2)	284	266	—	(160)	390
Amortization of net above (below) market rents (3)	(1,182)	(1,969)	—	(108)	(3,259)
Net effect of other lease assets (4)	14	(34)	—	(18)	(38)
Same-store portfolio NOI, cash basis	$72,388	$59,031	$13,140	$24,367	$168,926

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2017 and 2016. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases at the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2017 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Amounts in thousands)	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	Change	2017	2016	Change
Cash Basis:
Retail	$18,647	$17,869	4.4%	$72,388	$72,094	0.4%
Office	16,745	18,475	(9.4)	59,031	58,464	1.0
Multifamily	4,512	4,402	2.5	13,140	12,683	3.6
Mixed-Use	6,040	6,166	(2.0)	24,367	25,949	(6.1)
	$45,944	$46,912	(2.1)%	$168,926	$169,190	(0.2)%

GAAP Basis:
Retail	$18,807	$18,757	0.3%	$73,272	$72,825	0.6%
Office	17,295	18,397	(6.0)	60,768	59,438	2.2
Multifamily	4,566	4,243	7.6	13,140	12,683	3.6
Mixed-Use	6,173	6,139	0.6	24,653	26,004	(5.2)
	$46,841	$47,536	(1.5)%	$171,833	$170,950	0.5%

Fourth Quarter 2017 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Amounts in thousands)	Three Months Ended			Year Ended
	December 31,			December 31,
	2017	2016	Change	2017	2016	Change
Cash Basis:
Retail	$18,647	$17,869	4.4%	$72,388	$72,094	0.4%
Office	16,745	18,475	(9.4)	70,652	70,778	(0.2)
Multifamily	4,512	4,402	2.5	13,140	12,683	3.6
Mixed-Use	6,040	6,166	(2.0)	24,367	25,949	(6.1)
	$45,944	$46,912	(2.1)%	$180,547	$181,504	(0.5)%

GAAP Basis:
Retail	$18,807	$18,757	0.3%	$73,272	$72,825	0.6%
Office	17,295	18,397	(6.0)	72,586	71,427	1.6
Multifamily	4,566	4,243	7.6	13,140	12,683	3.6
Mixed-Use	6,173	6,139	0.6	24,653	26,004	(5.2)
	$46,841	$47,536	(1.5)%	$183,651	$182,939	0.4%

Fourth Quarter 2017 Supplemental Information	Page 12

NOI BY REGION

(Amounts in thousands)	Three Months Ended December 31, 2017
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$8,270	$4,404	$5,403	$—	$18,077
Net effect of straight-line rents (2)	(50)	(42)	(58)	—	(150)
Amortization of net above (below) market rents (3)	(221)	—	—	—	(221)
NOI, cash basis	7,999	4,362	5,345	—	17,706
Northern California
NOI, GAAP basis (1)	3,231	5,265	—	—	8,496
Net effect of straight-line rents (2)	(25)	(28)	—	—	(53)
Amortization of net above (below) market rents (3)	(97)	(194)	—	—	(291)
Net effect of other lease intangibles (4)	—	(37)	—	—	(37)
NOI, cash basis	3,109	5,006	—	—	8,115
Hawaii
NOI, GAAP basis (1)	4,318	—	—	6,173	10,491
Net effect of straight-line rents (2)	161	—	—	(103)	58
Amortization of net above (below) market rents (3)	82	—	—	(30)	52
Net effect of other lease intangibles (4)	6	—	—	—	6
NOI, cash basis	4,567	—	—	6,040	10,607
Oregon
NOI, GAAP basis (1)	216	3,944	1,482	—	5,642
Net effect of straight-line rents (2)	32	290	(54)	—	268
Amortization of net above (below) market rents (3)	—	(93)	—	—	(93)
Net effect of other lease intangibles (4)	—	6	—	—	6
NOI, cash basis	248	4,147	1,428	—	5,823
Texas
NOI, GAAP basis (1)	3,536	—	—	—	3,536
Net effect of straight-line rents (2)	(5)	—	—	—	(5)
Amortization of net above (below) market rents (3)	(73)	—	—	—	(73)
NOI, cash basis	3,458	—	—	—	3,458
Washington
NOI, GAAP basis (1)	—	3,679	—	—	3,679
Net effect of straight-line rents (2)	—	642	—	—	642
Amortization of net above (below) market rents (3)	—	(134)	—	—	(134)
Net effect of other lease intangibles (4)	—	23	—	—	23
NOI, cash basis	—	4,210	—	—	4,210
Total
NOI, GAAP basis (1)	19,571	17,292	6,885	6,173	49,921
Net effect of straight-line rents (2)	113	862	(112)	(103)	760
Amortization of net above (below) market rents (3)	(309)	(421)	—	(30)	(760)
Net effect of other lease intangibles (4)	6	(8)	—	—	(2)
NOI, cash basis	$19,381	$17,725	$6,773	$6,040	$49,919
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles and straight-line rent expense for our leases at the Annex at The Landmark at One Market.

Fourth Quarter 2017 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended December 31, 2017

Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio Diversification by Segment

Portfolio Diversification by Segment

Fourth Quarter 2017 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)	Three Months Ended December 31, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$912	$23	$252	$(245)
Carmel Mountain Plaza	3,210	50	822	(986)
South Bay Marketplace	596	102	221	(256)
Gateway Marketplace	609	2	188	(291)
Lomas Santa Fe Plaza	1,401	22	303	(415)
Solana Beach Towne Centre	1,511	17	538	(554)
Del Monte Center	2,673	550	1,176	(1,592)
Geary Marketplace	302	—	161	(158)
The Shops at Kalakaua	487	25	47	(81)
Waikele Center	4,121	421	1,140	(1,593)
Alamo Quarry Market	3,545	277	1,627	(1,991)
Hassalo on Eighth - Retail	236	45	62	(95)
Subtotal Retail Portfolio	$19,603	$1,534	$6,537	$(8,257)
Office Portfolio
Torrey Reserve Campus (5)	$4,511	$49	$296	$(1,496)
Solana Beach Corporate Centre	1,842	8	73	(550)
The Landmark at One Market	6,254	37	356	(2,287)
One Beach Street	833	1	173	(361)
First & Main	2,766	167	451	(970)
Lloyd District Portfolio (5)	2,923	547	50	(1,493)
City Center Bellevue	5,165	685	500	(1,737)
Subtotal Office Portfolio	$24,294	$1,494	$1,899	$(8,894)

Fourth Quarter 2017 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended December 31, 2017
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Multifamily Portfolio
Loma Palisades	$3,078	$212	$—	$(1,166)
Imperial Beach Gardens	876	86	—	(362)
Mariner's Point	394	43	—	(173)
Santa Fe Park RV Resort	248	22	—	(168)
Pacific Ridge Apartments	3,840	254	—	(1,782)
Hassalo on Eighth - Multifamily	2,983	333	—	(1,673)
Subtotal Multifamily Portfolio	$11,419	$950	$—	$(5,324)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,624	$1,409	$977	$(1,714)
Waikiki Beach Walk - Embassy Suites™	9,329	702	—	(7,287)
Subtotal Mixed-Use Portfolio	$11,953	$2,111	$977	$(9,001)
Total	$67,269	$6,089	$9,413	$(31,476)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended December 31, 2017 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $13 and $1,064, respectively, for the three months ended December 31, 2017. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended December 31, 2017. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were $272 of abatements for our multifamily portfolio for the three months ended December 31, 2017. For Waikiki Beach Walk - Embassy SuitesTM, base rent is equal to the actual room revenue for the three months ended December 31, 2017.

(2)
Represents additional property-related income for the three months ended December 31, 2017, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended December 31, 2017.

(4)
Represents property operating expenses for the three months ended December 31, 2017. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $292 for the three months ended December 31, 2017.

Fourth Quarter 2017 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended December 31, 2017
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$1,890	$673	$2,563	$—	$—	$2,563
Office Portfolio	4,987	2,494	7,481	—	1,827	9,308
Multifamily Portfolio	—	1,797	1,797	—	—	1,797
Mixed-Use Portfolio	99	157	256	—	—	256
Total	$6,976	$5,121	$12,097	$—	$1,827	$13,924

	Year Ended December 31, 2017
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$8,416	$2,050	$10,466	$—	$(54)	$10,412
Office Portfolio	12,856	8,744	21,600	—	13,423	35,023
Multifamily Portfolio	—	6,318	6,318	—	—	6,318
Mixed-Use Portfolio	328	342	670	—	—	670
Total	$21,600	$17,454	$39,054	$—	$13,369	$52,423

Fourth Quarter 2017 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	December 31, 2017	Interest Rate	Service	Maturity Date	Maturity
Loma Palisades (1)(2)	$73,744	6.09%	$76,389	July 1, 2018	$73,744
One Beach Street (2)	21,900	3.94%	875	April 1, 2019	21,900
Torrey Reserve - North Court (3)	20,023	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (3)	6,764	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (3)	10,721	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (3)	35,737	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (2)	111,000	3.98%	4,479	November 1, 2022	111,000
Secured Notes Payable / Weighted Average (4)	$279,889	5.14%	$87,843		$276,593

Term Loan A (5)	$100,000	3.08%	$3,125	January 9, 2019	$100,000
Series A Notes (6)	150,000	3.88%	6,060	October 31, 2021	150,000
Term Loan B (7)	100,000	3.15%	3,149	March 1, 2023	100,000
Term Loan C (8)	50,000	3.14%	1,571	March 1, 2023	50,000
Series F Notes (9)	100,000	3.85%	3,906	July 19, 2024	100,000
Series B Notes	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes	100,000	4.50%	4,500	April 1, 2025	100,000
Series D Notes (10)	250,000	3.87%	10,725	March 1, 2027	250,000
Series E Notes (11)	100,000	4.18%	4,240	May 23, 2029	100,000
Unsecured Notes Payable / Weighted Average (12)	$1,050,000	3.84%	$41,726		$1,050,000
Notes:

(1)	Includes principal balance of outstanding debt for Loma Palisades, as such debt is due within the next twelve (12) months.

(2)	Interest only.

(3)	Principal payments based on a 30-year amortization schedule.

(4)	The Secured Notes Payable total does not include debt issuance costs, net of $0.3 million.

(5)
Term Loan A has a maturity date of January 9, 2019. Term Loan A accrues interest at a variable rate, which we fixed as part of an interest rate swap for an effective interest rate of 3.08%, subject to adjustments based on our consolidated leverage ratio.

(6)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the effective interest rate for the Series A Notes is approximately 3.88% per annum, through maturity.

(7)
Term Loan B matures on March 1, 2023. Term Loan B accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.15%, subject to adjustments based on our consolidated leverage ratio.

(8)
Term Loan C matures on March 1, 2023. Term Loan C accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.14%, subject to adjustments based on our consolidated leverage ratio.

(9)
$100 million of 3.78% Senior Guaranteed Notes, Series F, due July 19, 2024. Net of the settlement of the treasury lock contract, the effective interest rate for the Series F Notes is approximately 3.85%, through maturity.

(10)
$250 million of 4.29% Senior Guaranteed Notes, Series D, due March 1, 2027. Net of the settlement of the forward-starting interest rate swap, the effective interest rate for the Series D Notes is approximately 3.87% per annum, through maturity.

(11)
$100 million of 4.24% Senior Guaranteed Notes, Series E, due May 23, 2029. Net of the settlement of the treasury lock contract, the effective interest rate for the Series E Notes is approximately 4.18%, through maturity.

(12)	The Unsecured Notes Payable total does not include debt issuance costs, net of $4.5 million.

Fourth Quarter 2017 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	December 31, 2017
Common shares outstanding	47,205
Common units outstanding	17,195
Common shares and common units outstanding	64,400
Market price per common share	$38.24
Equity market capitalization	$2,462,656
Total debt	$1,329,889
Total market capitalization	$3,792,545
Less: Cash on hand	$(82,610)
Total enterprise value	$3,709,935
Total assets, gross	$2,797,295
Total unencumbered assets, gross	$2,283,733

Total debt/Total capitalization	35.1%
Total debt/Total enterprise value	35.8%
Net debt/Total enterprise value (1)	33.6%
Total debt/Total assets, gross	47.5%
Net debt/Total assets, gross (1)	44.6%
Total unencumbered assets, gross/Unsecured debt	217.5%

Total debt/Adjusted EBITDA (2)(3)	7.6	x
Net debt/Adjusted EBITDA (1)(2)(3)	7.1	x
Interest coverage ratio (4)	3.2	x
Fixed charge coverage ratio (4)	3.2	x

Weighted Average Fixed Interest Rate	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
	6.1%	3.8%	6.0%	3.9%	4.0%	3.1%	3.8%	4.5%	—%	3.9%	—%	4.2%

Total Weighed Average Fixed Interest Rate:	4.1%
Weighted Average Term to Maturity:	5.8 years

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB	Stable
Moody's	Baa3	Stable
Standard & Poors	BBB-	Stable
Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA and Adjusted EBITDA.

(3)	As used here, Adjusted EBITDA represents the actual for the three months ended December 31, 2017 annualized.

(4)	Calculated as Adjusted EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

Fourth Quarter 2017 Supplemental Information	Page 19

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (1)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (2)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)
Represents commercial portion of development opportunity for Solana Beach - Highway 101. A third party has been granted an option to acquire this property exercisable on or prior to August 22, 2018 for $9.45 million in consideration for a non-refundable $0.6 million option payment.

(2)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately three million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

Fourth Quarter 2017 Supplemental Information	Page 20

PORTFOLIO DATA

Fourth Quarter 2017 Supplemental Information	Page 21

PROPERTY REPORT

As of December 31, 2017				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	95.0%	$3,653,064	$49.24		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	98.6	12,872,753	24.71	Sears	Dick's Sporting Goods, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,383,460	17.94		Ross Dress for Less, Grocery Outlet
Gateway Marketplace	San Diego, CA	1997/2016	3	127,861	98.7	2,438,765	19.32	Hobby Lobby	Smart & Final, Aldi
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	98.0	5,752,380	28.01		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	97.6	6,074,595	25.23		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	673,572	98.6	11,440,324	17.23	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,214,751	34.55		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,949,473	167.04		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	90.7	16,487,331	33.81	Lowe's, Kmart(8)	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	588,970	98.6	14,171,373	24.40	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Hassalo on Eighth	Portland, OR	2015	3	44,153	76.6	943,203	27.89		Providence Health & Services, Green Zebra Grocery
Subtotal/Weighted Average Retail Portfolio			107	3,214,710	96.8%	$79,381,472	$25.51
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-2016	14	516,677	81.1%	$18,701,490	$44.63
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,633	92.1	7,476,507	38.18
The Landmark at One Market (9)	San Francisco, CA	1917/2000	1	419,371	100.0	25,033,067	59.69
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	3,360,659	34.43
First & Main	Portland, OR	2010	1	360,641	98.7	11,072,551	31.11
Lloyd District Portfolio	Portland, OR	1940-2015	6	581,741	76.1	11,403,734	25.76
City Center Bellevue	Bellevue, WA	1987	1	495,800	89.5	16,660,403	37.55
Subtotal/Weighted Average Office Portfolio			28	2,684,477	88.4%	$93,708,411	$39.49
Total/Weighted Average Retail and Office Portfolio			135	5,899,187	93.0%	$173,089,883	$31.55

Fourth Quarter 2017 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of December 31, 2017
			Number				Average Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades (10)	San Diego, CA	1958/2001-2008	80	548	94.7%	$12,343,980	$1,982
Imperial Beach Gardens	Imperial Beach, CA	1959/2008	26	160	88.8	3,479,904	$2,041
Mariner's Point	Imperial Beach, CA	1986	8	88	97.7	1,617,300	$1,568
Santa Fe Park RV Resort (11)	San Diego, CA	1971/2007-2008	1	126	74.6	1,002,180	$888
Pacific Ridge Apartments	San Diego, CA	2013	3	533	90.6	15,566,364	$2,686
Hassalo on Eighth - Velomor	Portland, OR	2015	1	177	94.4	3,236,304	$1,614
Hassalo on Eighth - Aster Tower	Portland, OR	2015	1	337	96.4	6,283,308	$1,612
Hassalo on Eighth - Elwood	Portland, OR	2015	1	143	85.3	2,198,088	$1,502
Total/Weighted Average Multifamily Portfolio (10)			121	2,112	91.8%	$45,727,428	$1,965

Mixed-Use Portfolio
			Number	Net Rentable			Annualized Base
		Year Built/	of	Square	Percentage	Annualized	Rent per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	96.9%	$10,513,637	$112.19		Yard House, Roy's

			Number				Annualized
		Year Built/	of		Average	Average	Revenue per
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (12)	Daily Rate(12)	Available Room (12)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	92.2%	$297.96	$274.81

Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of December 31, 2017, including leases which may not have commenced as of December 31, 2017. Percentage leased for our multifamily properties includes total units rented as of December 31, 2017.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2017. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of December 31, 2017.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7)    Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$102,276
Del Monte Center	1	212,500	$96,000
Alamo Quarry Market	4	31,994	$497,776

(8)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

(9)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2021, which we have the option to extend until 2031 pursuant to two five-year extension options.

Fourth Quarter 2017 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

(10)	Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 98.5% leased and total multifamily was 92.7% leased at December 31, 2017.

(11)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended December 31, 2017, the highest average monthly occupancy rate for this property was 97%, occurring in May 2017. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(12)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended December 31, 2017 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended December 31, 2017 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2017 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of December 31, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	14	100%	44,766	$48.33	$35.83	$559,608	34.9%	51.8%	5.6	$342,100	$7.64
3rd Quarter 2017	11	100%	24,190	$52.06	$52.70	$(15,496)	(1.2)%	8.4%	5.4	$335,000	$13.85
2nd Quarter 2017	25	100%	207,012	$30.31	$34.77	$(922,740)	(12.8)%	5.2%	8.7	$2,088,639	$10.09
1st Quarter 2017	12	100%	33,114	$45.40	$44.41	$32,606	2.2%	10.2%	5.0	$382,595	$11.55
Total 12 months	62	100%	309,082	$36.24	$37.36	$(346,022)	(3.0)%	13.1%	7.6	$3,148,334	$10.19

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	3	21%	9,244	$37.51	$41.09	$(33,096)	(8.7)%	2.5%	9.6	$287,100	$31.06
3rd Quarter 2017	1	9%	4,785	$21.91	$25.00	$(14,771)	(12.3)%	(2.5)%	10.2	$275,000	$57.47
2nd Quarter 2017	5	20%	7,353	$69.78	$78.54	$(64,397)	(11.2)%	1.4%	7.4	$289,041	$39.31
1st Quarter 2017	3	25%	10,381	$50.05	$53.92	$(40,120)	(7.2)%	(1.0)%	8.2	$361,545	$34.83
Total 12 months	12	19%	31,763	$46.73	$51.53	$(152,384)	(9.3)%	0.6%	8.7	$1,212,686	$38.18

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	11	79%	35,522	$51.14	$34.46	$592,704	48.4%	67.6%	4.6	$55,000	$1.55
3rd Quarter 2017	10	91%	19,405	$59.49	$59.53	$(725)	(0.1)%	9.6%	4.3	$60,000	$3.09
2nd Quarter 2017	20	80%	199,659	$28.86	$33.16	$(858,343)	(13.0)%	5.5%	8.7	$1,799,598	$9.01
1st Quarter 2017	9	75%	22,733	$43.27	$40.07	$72,726	8.0%	17.0%	3.5	$21,050	$0.93
Total 12 months	50	81%	277,319	$35.04	$35.74	$(193,638)	(2.0)%	15.3%	7.4	$1,935,648	$6.98

Total Lease Summary - Comparable and Non-Comparable (1)
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	17	53,660	$45.58	5.2	$537,393	$10.01
3rd Quarter 2017	12	24,711	$54.61	5.5	$365,000	$14.77
2nd Quarter 2017	28	211,355	$30.37	8.6	$2,439,264	$11.54
1st Quarter 2017	15	42,915	$43.67	5.7	$1,049,120	$24.45
Total 12 months	72	332,641	$36.34	7.4	$4,390,777	$13.20
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease, including leases signed for the retail portion of our mixed-use property.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2017 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of December 31, 2017
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	5	100%	20,249	$55.87	$50.26	$113,671	11.2%	21.4%	4.6	$204,298	$10.09
3rd Quarter 2017	13	100%	68,920	$46.49	$42.17	$297,954	10.3%	14.5%	5.2	$1,519,653	$22.05
2nd Quarter 2017	11	100%	88,675	$62.62	$47.24	$1,363,412	32.5%	47.4%	4.9	$956,040	$10.78
1st Quarter 2017	12	100%	92,029	$41.79	$40.08	$157,322	4.3%	6.7%	4.2	$2,577,621	$28.01
Total 12 months	41	100%	269,873	$50.89	$43.73	$1,932,359	16.4%	23.7%	4.7	$5,257,612	$19.48

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	2	40%	5,048	$45.00	$40.26	$23,950	11.8%	24.4%	4.2	$116,240	$23.03
3rd Quarter 2017	5	38%	20,253	$55.38	$47.81	$153,135	15.8%	26.0%	7.4	$877,719	$43.34
2nd Quarter 2017	3	27%	6,583	$40.87	$36.56	$28,395	11.8%	20.3%	5.1	$96,700	$14.69
1st Quarter 2017	8	67%	69,802	$41.32	$37.73	$250,566	9.5%	10.6%	4.9	$2,547,352	$36.49
Total 12 months	18	44%	101,686	$44.27	$39.79	$456,046	11.3%	15.7%	5.4	$3,638,011	$35.77

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	3	60%	15,201	$59.49	$53.58	$89,721	11.0%	20.6%	4.7	$88,058	$5.79
3rd Quarter 2017	8	62%	48,667	$42.79	$39.81	$144,819	7.5%	8.7%	4.3	$641,934	$13.19
2nd Quarter 2017	8	73%	82,092	$64.36	$48.10	$1,335,017	33.8%	49.2%	4.9	$859,340	$10.47
1st Quarter 2017	4	33%	22,227	$43.24	$47.44	$(93,244)	(8.8)%	(1.6)%	1.8	$30,269	$1.36
Total 12 months	23	56%	168,187	$54.89	$46.11	$1,476,313	19.0%	27.8%	4.3	$1,619,601	$9.63

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2017	7	27,858	$54.23	5.2	$694,348	$24.92
3rd Quarter 2017	22	123,140	$47.25	6.7	$5,133,674	$41.69
2nd Quarter 2017	13	92,875	$61.74	5.0	$1,115,237	$12.01
1st Quarter 2017	16	123,929	$39.46	5.2	$4,136,001	$33.37
Total 12 months	58	367,802	$48.81	5.7	$11,079,260	$30.12
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2017 Supplemental Information	Page 26

MULTIFAMILY LEASING SUMMARY

As of December 31, 2017
Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	519	94.7%	(4)	$12,343,980	$1,982
3rd Quarter 2017	513	93.6%	(4)	$12,155,772	$1,975
2nd Quarter 2017	520	94.9%	(4)	$12,286,836	$1,969
1st Quarter 2017	522	95.3%	(4)	$11,977,260	$1,911

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	142	88.8%		$3,479,904	$2,041
3rd Quarter 2017	156	97.5%		$3,652,080	$1,951
2nd Quarter 2017	155	96.9%		$3,563,640	$1,915
1st Quarter 2017	157	98.1%		$3,507,744	$1,862

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	86	97.7%		$1,617,300	$1,568
3rd Quarter 2017	85	96.6%		$1,737,624	$1,703
2nd Quarter 2017	87	98.9%		$1,687,608	$1,616
1st Quarter 2017	86	97.7%		$1,666,164	$1,615

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	94	74.6%		$1,002,180	$888
3rd Quarter 2017	84	67.0%		$1,238,664	$1,223
2nd Quarter 2017	98	78.0%		$1,827,960	$1,550
1st Quarter 2017	102	81.0%		$1,359,780	$1,110

Lease Summary - Pacific Ridge Apartments
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	483	90.6%		$15,566,364	$2,686
3rd Quarter 2017	482	90.4%		$16,170,384	$2,797
2nd Quarter 2017	502	94.2%		$16,075,440	$2,668

Fourth Quarter 2017 Supplemental Information	Page 27

MULTIFAMILY LEASING SUMMARY (CONTINUED)

As of December 31, 2017
Lease Summary - Hassalo on Eighth - Velomor
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	167	94.4%		$3,236,304	$1,614
3rd Quarter 2017	165	93.2%		$3,301,416	$1,668
2nd Quarter 2017	166	93.8%		$3,221,940	$1,617
1st Quarter 2017	164	92.7%		$3,225,948	$1,638

Lease Summary - Hassalo on Eighth - Aster Tower
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	325	96.4%		$6,283,308	$1,612
3rd Quarter 2017	316	93.8%		$6,444,420	$1,699
2nd Quarter 2017	296	87.8%		$6,196,128	$1,745
1st Quarter 2017	308	91.4%		$6,011,100	$1,626

Lease Summary - Hassalo on Eighth - Elwood
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	122	85.3%		$2,198,088	$1,502
3rd Quarter 2017	128	89.5%		$2,465,736	$1,605
2nd Quarter 2017	131	91.6%		$2,438,040	$1,551
1st Quarter 2017	135	94.4%		$2,424,204	$1,497

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)		Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2017	1,938	91.8%	(5)	$45,727,428	$1,965
3rd Quarter 2017	1,929	91.3%	(5)	$47,166,096	$2,038
2nd Quarter 2017	1,955	92.6%	(5)	$47,297,592	$2,015
1st Quarter 2017	1,474	93.4%	(5)	$30,172,200	$1,705

Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

(4)
Excluding the 21 units associated with the Loma Palisades repositioning, Loma Palisades was 98.5%, 97.3%, 98.7% and 99.1% leased at December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(5)
Excluding the 21 units associated with the Loma Palisades repositioning, Total Multifamily was 92.7%, 92.3%, 93.5% and 94.6% leased at December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

Fourth Quarter 2017 Supplemental Information	Page 28

MIXED-USE LEASING SUMMARY

As of December 31, 2017

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
4th Quarter 2017	93,684	96.9%	$10,513,637	$112
3rd Quarter 2017	90,650	93.7%	$10,058,429	$111
2nd Quarter 2017	92,564	95.7%	$10,408,616	$112
1st Quarter 2017	90,979	94.1%	$10,195,628	$112

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
4th Quarter 2017	340	92.2%	$298	$275
3rd Quarter 2017	352	95.3%	$340	$324
2nd Quarter 2017	336	91.1%	$305	$278
1st Quarter 2017	338	91.5%	$325	$297
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of December 31, 2017, including leases which may not have commenced as of December 31, 2017.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2017 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2017.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2017, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2017 Supplemental Information	Page 29

LEASE EXPIRATIONS

As of December 31, 2017
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,398		0.6%	0.3%	$1.77	23,638	0.7%	0.4%	$33.63	3,261	3.4%	0.1%	$125.54	42,297	0.7%	$29.12
2018	309,525		11.5	5.2	$49.52	385,597	12.0	6.4	$28.49	15,265	15.8	0.3	$116.33	710,387	11.8	$39.54
2019	329,199		12.3	5.5	$43.72	366,307	11.4	6.1	$28.84	12,378	12.8	0.2	$108.41	707,884	11.8	$37.15
2020	376,920		14.0	6.3	$41.62	291,241	9.1	4.9	$26.73	19,930	20.6	0.3	$57.99	688,091	11.5	$35.79
2021	301,895		11.2	5.0	$44.25	171,470	5.3	2.9	$42.89	12,383	12.8	0.2	$238.51	485,748	8.1	$48.72
2022	243,629	(2)	9.1	4.1	$41.56	443,375	13.8	7.4	$29.01	13,890	14.4	0.2	$101.62	700,894	11.7	$34.81
2023	205,882		7.7	3.4	$35.89	231,389	7.2	3.9	$19.26	1,004	1.0	—	$191.88	438,275	7.3	$27.47
2024	168,928		6.3	2.8	$38.00	248,674	7.7	4.1	$25.32	1,027	1.1	—	$225.00	418,629	7.0	$30.93
2025	211,841		7.9	3.5	$30.09	181,986	5.7	3.0	$22.56	1,010	1.0	—	$244.28	394,837	6.6	$27.17
2026	25,120		0.9	0.4	$27.06	101,045	3.1	1.7	$25.76	—	—	—	—	126,165	2.1	$26.02
2027	10,555		0.4	0.2	$49.08	117,700	3.7	2.0	$26.44	3,588	3.7	0.1	130.08	131,843	2.2	$31.07
Thereafter	112,164		4.2	1.9	$30.39	539,553	16.8	9.0	$15.69	6,914	7.1	0.1	47.52	658,631	11.0	$18.53
Signed Leases Not Commenced	63,293		2.4	1.1	—	11,127	0.3	0.2	—	3,034	3.1	0.1	—	77,454	1.3	—
Available	310,128		11.6	5.2	—	101,608	3.2	1.7	—	3,023	3.1	0.1	—	414,759	6.9	—
Total (3)	2,684,477		100.0%	44.8%	$34.91	3,214,710	100.0%	53.6%	$24.69	96,707	100.0%	1.6%	$108.72	5,995,894	100.0%	$30.62

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	15,398		0.6%	0.3%	$1.77	23,638	0.7%	0.4%	$33.63	3,261	3.4%	0.1%	$125.54	42,297	0.7%	$29.12
2018	195,711		7.3	3.3	$38.31	184,618	5.7	3.1	$39.40	15,265	15.8	0.3	$116.33	395,594	6.6	$41.83
2019	122,901		4.6	2.0	$40.17	97,782	3.0	1.6	$34.87	6,976	7.2	0.1	$132.95	227,659	3.8	$40.74
2020	148,627		5.5	2.5	$38.74	95,696	3.0	1.6	$28.70	2,568	2.7	—	$104.75	246,891	4.1	$35.54
2021	73,455		2.7	1.2	$34.79	95,299	3.0	1.6	$46.29	12,383	12.8	0.2	$238.51	181,137	3.0	$54.77
2022	82,866		3.1	1.4	$43.34	92,639	2.9	1.5	$37.49	14,320	14.8	0.2	$104.30	189,825	3.2	$45.08
2023	120,652		4.5	2.0	$45.95	77,458	2.4	1.3	$34.23	1,004	1.0	—	$191.88	199,114	3.3	$42.13
2024	125,220		4.7	2.1	$36.51	217,603	6.8	3.6	$29.18	1,027	1.1	—	$225.00	343,850	5.7	$32.43
2025	165,434		6.2	2.8	$35.43	98,329	3.1	1.6	$29.77	1,010	1.0	—	$244.28	264,773	4.4	$34.12
2026	149,262		5.6	2.5	$37.10	38,642	1.2	0.6	$44.05	—	—	—	—	187,904	3.1	$38.53
2027	82,158		3.1	1.4	$36.71	164,733	5.1	2.7	$27.10	3,588	3.7	0.1	130.08	250,479	4.2	$31.73
Thereafter	1,029,372	(2)	38.3	17.2	$43.53	1,915,538	59.6	31.9	$20.45	29,248	30.2	0.5	$52.92	2,974,158	49.6	$28.76
Signed Leases Not Commenced	63,293		2.4	1.1	—	11,127	0.3	0.2	—	3,034	3.1	0.1	—	77,454	1.3	—
Available	310,128		11.6	5.2	—	101,608	3.2	1.7	—	3,023	3.1	0.1	—	414,759	6.9	—
Total (3)	2,684,477		100.0%	44.8%	$34.91	3,214,710	100.0%	53.6%	$24.69	96,707	100.0%	1.6%	$108.72	5,995,894	100.0%	$30.62

Fourth Quarter 2017 Supplemental Information	Page 30

LEASE EXPIRATIONS (CONTINUED)

As of December 31, 2017

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2017 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 18,552 square feet leased by Scantron Corporation at City Center Bellevue through April 30, 2018, for which VMWare, Inc. has signed an agreement to lease such space beginning May 1, 2018 through November 30, 2022 with options to extend the lease through November 30, 2032.

(3)	Individual items may not add up to total due to rounding.

Fourth Quarter 2017 Supplemental Information	Page 31

PORTFOLIO LEASED STATISTICS

	At December 31, 2017						At December 31, 2016
Type	Size		Leased (1)		Leased %		Size		Leased (1)		Leased %
Overall Portfolio(2) Statistics
Retail Properties (square feet)	3,214,710		3,113,102		96.8%		3,089,155		2,985,603		96.6%
Office Properties (square feet)	2,684,477		2,374,349		88.4%		2,681,637		2,417,005		90.1%
Multifamily Properties (units)	2,112		1,938		91.8%	(3)	1,579		1,426		90.3%
Mixed-Use Properties (square feet)	96,707		93,684		96.9%		96,707		95,450		98.7%
Mixed-Use Properties (units)	369		341	(4)	92.5%		369		331	(4)	89.8%

Same-Store(2) Statistics
Retail Properties (square feet)	3,042,696	(5)	2,953,117		97.1%		3,045,002	(5)	2,951,779		96.9%
Office Properties (square feet)	2,684,477		2,374,349		88.4%		2,681,637		2,417,005		90.1%
Multifamily Properties (units)	1,579	(6)	1,455		92.1%	(3)	1,579	(6)	1,426		90.3%
Mixed-Use Properties (square feet)	96,707		93,684		96.9%		96,707		95,450		98.7%
Mixed-Use Properties (units)	369		341	(4)	92.5%		369		331	(4)	89.8%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Excluding the 21 units associated with the Loma Palisades repositioning, total multifamily was 92.7% leased and same-store multifamily was 93.4% leased at December 31, 2017.

(4)	Represents average occupancy for the year ended December 31, 2017 and 2016.

(5)
The same-store portfolio excludes Hassalo on Eighth - Retail; the retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016 and the retail component of the Aster Tower building was placed into operations October 2016. The same-store portfolio also excludes Gateway Marketplace, which was acquired on July 6 2017.

(6)	The same-store portfolio excludes the Pacific Ridge Apartments, as it was acquired on April 28, 2017.

Fourth Quarter 2017 Supplemental Information	Page 32

TOP TENANTS - RETAIL

As of December 31, 2017
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart(1)	Waikele Center	6/30/2018	119,590	3.7%	2.0%	$4,903,190	6.2%	2.7%
2	Lowe's	Waikele Center	5/31/2028	155,000	4.8	2.6	4,586,349	5.8	2.5
3	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.1	1.2	2,189,648	2.8	1.2
4	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.2	1.2	1,919,436	2.4	1.0
5	Old Navy	Waikele Center, South Bay Marketplace, Alamo Quarry Market	7/31/2020 4/30/2021 9/30/2022	59,780	1.9	1.0	*	*	*
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.1	1.1	1,335,447	1.7	0.7
7	Vons	Lomas Santa Fe Plaza	12/31/2022	49,895	1.6	0.8	1,216,700	1.5	0.7
8	Regal Cinemas	Alamo Quarry Market	3/31/2023	72,447	2.3	1.2	1,122,929	1.4	0.6
9	Angelika Film Center	Carmel Mountain Plaza	1/31/2024	34,561	1.1	0.6	958,657	1.2	0.5
10	Saks Fifth Avenue OFF 5TH	Carmel Mountain Plaza	5/31/2024	40,594	1.3	0.7	939,345	1.2	0.5
	Top 10 Retail Tenants Total			740,400	23.1%	12.4%	$19,171,701	24.2%	10.4%

*	Data withheld at tenant's request.
(1)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

Fourth Quarter 2017 Supplemental Information	Page 33

TOP TENANTS - OFFICE

As of December 31, 2017
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.5%	4.2%	$14,494,512	15.5%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2018 12/31/2022	114,664	4.3	1.9	8,196,441	8.7	4.5
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.2	1.6
4	Clearesult Operating, LLC	First & Main	4/30/2025	101,848	3.8	1.7	2,656,401	2.8	1.4
5	State of Oregon: Department of Environmental Quality	Lloyd District Portfolio	10/31/2031	87,787	3.3	1.5	2,531,777	2.7	1.4
6	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,436,472	2.6	1.3
7	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.3	1.2
8	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	56,024	2.1	0.9	2,156,924	2.3	1.2
9	Familycare, Inc.	Lloyd District Portfolio	9/30/2024	61,140	2.3	1.0	1,798,639	1.9	1.0
10	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,754,961	1.9	1.0
	Top 10 Office Tenants Total			931,693	34.9%	15.6%	$41,216,882	43.9%	22.5%

Fourth Quarter 2017 Supplemental Information	Page 34

APPENDIX

Fourth Quarter 2017 Supplemental Information	Page 35

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months and year ended December 31, 2017 and 2016 is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net income	$9,731	$12,408	$40,132	$45,637
Depreciation and amortization	19,918	18,160	83,278	71,319
Interest expense	13,992	12,788	53,848	51,936
Interest income	(177)	(9)	(548)	(72)
Income tax expense/(benefit)	246	(77)	214	566
EBITDA	$43,710	$43,270	$176,924	$169,386

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that begins with EBITDA and includes adjustments for certain items that we believe are not representative of ongoing operating performance. Specifically, we include a pro forma adjustment to reflect a full period of NOI on the operating properties we acquire during the quarter, to assume all transactions occurred at the beginning of the quarter. We use Adjusted EBITDA as a supplemental performance measure because we believe these items create significant earnings volatility which in turn results in less comparability between reporting periods and less predictability regarding future earnings potential.

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
EBITDA	$43,710	$43,270	$176,924	$169,386
Pro forma adjustments	—	—	3,026	7,998
Adjusted EBITDA	$43,710	$43,270	$179,950	$177,384

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Fourth Quarter 2017 Supplemental Information	Page 36

GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Year Ended
	December 31,		December 31,
Reconciliation of NOI to net income	2017	2016	2017	2016
Total NOI	$49,921	$47,711	$198,306	$187,157
General and administrative	(6,211)	(4,441)	(21,382)	(17,897)
Depreciation and amortization	(19,918)	(18,160)	(83,278)	(71,319)
Interest expense	(13,992)	(12,788)	(53,848)	(51,936)
Other income, net	(69)	86	334	(368)
Net income	9,731	12,408	40,132	45,637
Net income attributable to restricted shares	(60)	(61)	(241)	(189)
Net loss attributable to unitholders in the Operating Partnership	(2,594)	(3,486)	(10,814)	(12,863)
Net income attributable to American Assets Trust, Inc. stockholders	$7,077	$8,861	$29,077	$32,585

Overall Portfolio: Includes all operating properties owned by us as of December 31, 2017.

Fourth Quarter 2017 Supplemental Information	Page 37

GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

	Comparison of Three Months Ended			Comparison of Year Ended
	December 31, 2017 to 2016			December 31, 2017 to 2016
	Same-Store	Non Same-Store	Redevelopment Same-Store	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X	X		X
Carmel Mountain Plaza	X		X	X		X
South Bay Marketplace	X		X	X		X
Gateway Marketplace		X			X
Lomas Santa Fe Plaza	X		X	X		X
Solana Beach Towne Centre	X		X	X		X
Del Monte Center	X		X	X		X
Geary Marketplace	X		X	X		X
The Shops at Kalakaua	X		X	X		X
Waikele Center	X		X	X		X
Alamo Quarry Market	X		X	X		X
Hassalo on Eighth - Retail		X			X
Office Properties
Torrey Reserve Campus	X		X		X	X
Solana Beach Corporate Centre	X		X	X		X
The Landmark at One Market	X		X	X		X
One Beach Street	X		X	X		X
First & Main	X		X	X		X
Lloyd District Portfolio	X		X	X		X
City Center Bellevue	X		X	X		X
Multifamily Properties
Loma Palisades	X		X	X		X
Imperial Beach Gardens	X		X	X		X
Mariner's Point	X		X	X		X
Santa Fe Park RV Resort	X		X	X		X
Pacific Ridge Apartments		X			X
Hassalo on Eighth	X		X		X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X	X		X
Waikiki Beach Walk - Embassy Suites™	X		X	X		X
Development Properties
Torrey Point - Construction in Progress		X			X
Solana Beach Corporate Centre - Land		X			X
Solana Beach - Highway 101 - Land		X			X
Lloyd District Portfolio - Land		X			X

Fourth Quarter 2017 Supplemental Information	Page 38

GLOSSARY OF TERMS (CONTINUED)

Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

Fourth Quarter 2017 Supplemental Information	Page 39